UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 2004


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           OREGON                        0-12853          93-0370304
(State or other jurisdiction           (Commission       (IRS Employer
   of incorporation)                   File Number)      Identification No.)


13900 NW Science Park Drive, Portland, Oregon                     97229
   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141




                                    NO CHANGE
          (Former name or former address, if changed since last report)


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Item 2.02.  Results of Operations and Financial Condition.

         On September 23, 2004, Electro Scientific Industries, Inc. (the "Company") announced its financial results for the first quarter of fiscal 2005. The Company's press release announcing this event is attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

         (c)  Exhibits
         99.1     Press release dated September 23, 2004




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 23, 2004.


                             Electro Scientific Industries, Inc.



                             By     /s/ J. Michael Dodson
                                  ----------------------------------------
                                  J. Michael Dodson
                                  Senior Vice President of Administration,
                                  Chief Financial Officer and Secretary


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


                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
99.1              Press release dated September 23, 2004.




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